UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

BCSB Bancorp, Inc.

(Exact Name Of Registrant As Specified In Charter)

Maryland	0-53163	26-1424764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4111 E. Joppa Road, Suite 300, Baltimore, Maryland 21236

(Address Of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 256-5000

Not Applicable

(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 26, 2013, BCSB Bancorp, Inc. (the “Company”) announced its unaudited financial results for the three and nine months ended June 30, 2013. For more information, reference is made to the Company’s press release dated July 26, 2013, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 8.01	Other Events

The attached press release may by considered soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (17CFR 240.14a-12).

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibit is furnished herewith:

Exhibit 99.1	Press Release dated July 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCSB BANCORP, INC.

Date: July 26, 2013	By:	/s/ David M. Meadows
David M. Meadows
Executive Vice President, Chief Operating Officer,
General Counsel and Secretary